Short-Term Loans from Shareholders	12 Months Ended
Dec. 31, 2018
Short-Term Loans from Shareholders [Abstract]
SHORT-TERM LOANS FROM SHAREHOLDERS

NOTE 8 – SHORT-TERM LOANS FROM SHAREHOLDERS

During the years 2011-2014, the Company received loans from two separate shareholders. The loans mature on December 31, 2019 and bear no interest. The loans are denominated in New Israel Shekels (NIS) and are linked to the Israeli consumer price index as of January 1, 2015. The loans may be prepaid by the Company from time to time according to the Company’s cash availability.

During 2016, the Company repaid one of the shareholders an aggregate amount of $23,529 on account of the loan.

In November 2018, the company entered into agreement with one of the shareholders to assign his loan in the amount of US$350,000 to S.B. Nihul Mekarkein Ltd. and Sorry Doll Ltd collectively (the beneficiary). According to the agreement, the Company and the beneficiary agreed to convert the loan into Ordinary Shares of the Company at a conversion price of US$0.10 per share, (3,500,000 Shares). The conversion of the loan into Ordinary Shares will be completed within 3 business days of shareholder approval of the conversion transaction. In addition, the Company agreed to grant the beneficiary an option to purchase twice the amount of the conversion shares, (7,000,000 ordinary shares) at a price-per-share of US$0.20 for a period of 5 years from the signing of the conversion agreement.

As the agreement is subject to the shareholder approval which has not yet been obtained, the loan as of the date of approval of these financial statements is presented according to the original terms and conditions, as a short-term loan.